Exhibit 10.41

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
ORIX Capital Markets, LLC
1717 Main Street, Suite 1100
Dallas, Texas 75201
Attn: Eric Schnepf
Facsimile No.: (214) 237-2018

SPACE ABOVE FOR RECORDER’S USE
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS AND AMENDMENT TO FEE DEED OF TRUST AND LEASEHOLD DEED OF TRUST

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS AND AMENDMENT TO FEE DEED OF TRUST AND LEASEHOLD DEED OF TRUST (this “Amendment”) is made effective as of November 6, 2015 (the “Effective Date”), among ORIX CAPITAL MARKETS, LLC, a Delaware limited liability company, in its capacity as agent (“Agent”) on behalf of Lenders (as hereinafter defined), ORIX CAPITAL MARKETS, LLC, a Delaware limited liability company (“ORIX”), VARIAN MEDICAL SYSTEMS INTERNATIONAL AG, a Swiss corporation (“Varian”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPM”) (ORIX, Varian and JPM are collectively referred to herein as “Lenders”), CALIFORNIA PROTON TREATMENT CENTER, LLC, a Delaware limited liability company (“Borrower”), and JEFFREY L. BORDOK and JAMES THOMSON (collectively, “Guarantors”).
RECITALS:
A.Borrower, Lenders and Agent have entered into that certain Loan and Security Agreement dated as of September 30, 2011 (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan and Security Agreement and Other Loan Documents dated October 25, 2013 (the “First Amendment”), and as further amended by that certain Second Amendment to Loan and Security Agreement and Other Loan Documents dated as of June 10, 2014 (the “Second Amendment”) (the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the “Loan Agreement”) pursuant to which Lenders agreed to make the loans described therein (collectively, the “Loan”) to Borrower for the purpose of developing and constructing the Project.

B.    The Loan is secured by (i) a Deed of Trust, With Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Fee Deed of Trust”) dated as of September 30, 2011, executed by Borrower for the benefit of Agent and Lenders and recorded on October 6, 2011, with the Recorder of Deeds of San Diego County (“Public Office”) as Document No. 2011-0523668, which Fee Deed of Trust encumbers the real property legally described on attached Exhibit A (the “Premises”); (ii) a Leasehold Deed of Trust, With Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Leasehold Deed of Trust”) dated as of September 30, 2011, executed by Borrower for the benefit of Agent and Lenders and recorded on October 6, 2011, in Public Office as Document No. 2011-0523669, which Leasehold Deed of Trust encumbers the leasehold interest (the “Leasehold Interest”) in the Land and the Improvements pursuant to that certain Ground Sublease entered into by and between ORIX Proton San Diego, LLC, a Delaware limited liability company, as sublessor, and Borrower, as sublessee, dated as of September 30, 2011 (as amended from time to time, the “Ground Sublease”). The Fee Deed of Trust and the Leasehold Deed of Trust were each amended by the Second Amendment, which was recorded on July 11, 2014, as Instrument No. 2014-0288636 in Public Office. Borrower’s performance under the Loan Agreement is supported by (i) a Guaranty dated as of September 30, 2011, executed by Guarantors in favor of Agent and Lenders (“Guaranty”); (ii) a Guaranty of Completion dated as of September 30, 2011, executed by Guarantors in favor of Agent and Lenders (“Guaranty of Completion”); (iii) an Unsecured Environmental Indemnity Agreement dated as of September 30, 2011, executed by Borrower and Guarantors in favor of Agent and Lenders (“Environmental Indemnity”), and (iv) certain other loan documents (the Note, Fee Deed of Trust, Leasehold Deed of Trust, Guaranty, Guaranty of Completion, Environmental Indemnity, Loan Agreement, the First Amendment, the Second Amendment and other documents evidencing, securing or guarantying the Loan, in their original form and as amended from time to time, are sometimes collectively referred to herein as the “Loan Documents”) (the Fee Deed of Trust and the Leasehold Deed of Trust are collectively referred to as the “Deeds of Trust”).
C.    On November 6, 2015, Agent notified Borrower in writing that the maturity of the Loan was accelerated and that all amounts then due to Agent and Lenders under the Loan Documents were as a result immediately due and payable.
D.    Borrower, Agent, Lenders and Guarantors have concurrently executed and delivered a Forbearance Agreement and Consent to Secondment (the “Forbearance Agreement”) dated as of November 6, 2015, with respect to the “Existing Defaults” defined in the Forbearance Agreement.
E.    Pursuant to the Forbearance Agreement, Borrower has requested that Lenders and Agent modify certain of the terms of the Loan, and Lenders and Agent have agreed to such request, subject to the terms and conditions of this Amendment, under the express agreement that notwithstanding such modification and the performance of the terms thereof that are set forth in this Agreement, (i) such Existing Defaults shall continue to exist, and (ii) Lenders shall continuously have the right to, in their sole and absolute discretion, record in Public Office and serve, notices of default and elections to sell with respect to the Fee Deed of Trust and the Leasehold Deed of Trust at any time and from time to time, regardless of whether or not the Forbearance Period (defined in the Forbearance Agreement) has ended (and any such recorded notices of default shall remain effective and enforceable for the duration of the Forbearance Period and thereafter), notwithstanding the execution and performance by Lenders of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrower and Guarantors hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement (as modified hereby). Additional terms defined herein are incorporated into the Loan Agreement. This Amendment is a Loan Document under and as defined in the Loan Agreement.
2.    Recitals. All of the Recitals stated above are true and accurate and by this reference are incorporated into and made a part of the body of this Amendment.
3.    Tranche C Loan Section 10 of the Forbearance Agreement, dated as of even date herewith entered into by and among Borrower, Agent, the Lenders and the Guarantors is incorporated herein by reference as if set forth herein at length. The Borrower shall execute and deliver to the Lenders new promissory notes substantially in the form of the Tranche A Notes made by Borrower for each Lender in the amount of such Lender’s Pro Rata Share of the Tranche C Loan, which notes shall collectively be in the aggregate original principal amount of up to $9,700,000.
4.    The Loan; Notes.
(a)    The definition of “Loan” as set forth in Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
““Loan” means the loan made pursuant to this Agreement, consisting of three tranches. The first tranche is in the original amount of up to $165,300,000 (“Tranche A”). The second tranche is in the original amount of $10,000,000 (“Tranche B”). The third tranche is in the amount of up to $9,700,000 (“Tranche C”). Unless otherwise provided herein, the term “Loan” shall mean and include all principal amounts Advanced under each of Tranche A, Tranche B and Tranche C. For avoidance of doubt, no further advances shall be made under Tranche A or Tranche B.”
(b)    The definition of “Notes” as set forth in Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
““Notes” means (i) the Replacement Notes – Tranche A made by Borrower dated as of September 30, 2011 (the “Tranche A Notes”), one for each Lender payable for the account of such Lender, (ii) the promissory note dated as of June 10, 2014 made by Borrower and payable to Varian in the original principal amount of $10,000,000 (the “Tranche B Note”) and the promissory notes made by Borrower dated as of November 6, 2015, one for each Lender payable for the account of such Lender in the aggregate original principal amount of $9,700,000 (the “Tranche C Notes”) and; as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time, including, without limitation, any substitute notes pursuant to Section 9.8(c) or 10.20 (each, a “Note”).”
5.    Loan Amount; Individual Loan Commitment; Pro Rata Share.
(a)    The definition of “Loan Amount” as set forth in Section 1.1.4(n) of the Loan Agreement is hereby amended to mean $185,000,000.
(b)    The definition of “Pro Rata Share” as set forth in Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
““Pro Rata Share,” “Tranche A Pro Rata Share,” “Tranche B Pro Rata Share,” and “Tranche C Pro Rata Share” mean, respectively, at any particular time with respect to each Lender, (i) the ratio of such Lender’s outstanding Individual Loan Commitment to the Loan Amount, (ii) the ratio of such Lender’s Individual Loan Commitment allocated to Tranche A to Tranche A, (iii) the ratio of such Lender’s Individual Loan Commitment allocated to Tranche B to Tranche B, and (iv) the ratio of such Lender’s Individual Loan Commitment allocated to Tranche C to Tranche C, in each case as adjusted from time to time to give effect to any applicable Assignment and Acceptance Agreement or the payment or reimbursement of any Delinquency Amount, in each case as determined by Agent. As of the date hereof, each Lender’s respective Pro Rata Share, Tranche A Pro Rata Share, Tranche B Pro Rata Share and Tranche C Pro Rata Share are as follows:

	ORIX Capital Markets, LLC	Varian Medical Systems International AG	JPMorgan Chase Bank
Pro Rata Share:	28.52253%	45.80719%	25.67028%
Tranche A Pro Rata Share:	30.25000%	42.52677%	27.22323%
Tranche B Pro Rata Share:	0.00000%	100.00000%	0.00000%
Tranche C Pro Rata Share:	28.52253%	45.80719%	25.67028%”

(c)    Section 2.3.2(d) of the Loan Agreement is hereby amended by the addition of the following as the last sentence thereof:
“Notwithstanding anything in this Agreement to the contrary, commencing on November 6, 2015, each subsequent advance of proceeds of the Loan shall be made and allocated in accordance with each Lender’s Tranche C Pro Rata Share, until $9,700,000.00 in the aggregate shall have been Advanced, which amount shall be allocated to Tranche C and funded under the Tranche C Notes.”

(d)    Section 3.2 of the Loan Agreement is hereby amended by the addition of the following new Section 3.2.7 at the end thereof:
“3.2.7 Procedures for Advances under Tranche C. Notwithstanding anything in this Agreement to the contrary, commencing on November 6, 2015, each Advance under the Tranche C Loan shall be made and allocated in accordance with Section 10 of the Forbearance Agreement, dated as of November 6, 2015 entered into by and among Borrower, Agent, the Lenders and the Guarantors.”
(e)    Section 3.2.1(g) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
“(g)    Agent shall have received from each Lender such Lender’s Pro Rata Share, Tranche A Pro Rata Share, Tranche B Pro Rata Share or Tranche C Pro Rata Share, as applicable, of each such Advance.”
(f)    Each incidence of the phrase “Pro Rata Share or Tranche B Pro Rata Share, as applicable,” in Sections 3.2.6 and 10.12(a) of the Loan Agreement is hereby deleted and replaced with “Lender’s Pro Rata Share, Tranche A Pro Rata Share, Tranche B Pro Rata Share or Tranche C Pro Rata Share, as applicable,”
(g)    Section 10.16(c) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
“Subject to a Delinquent Lender’s right to cure as provided in Section 10.17, Agent shall make no payment to a Delinquent Lender until the Non-Delinquent Lenders have been paid in full their respective Tranche C Pro Rata Share of all Indebtedness allocated to Tranche C, their respective Tranche A Pro Rata Share of all Indebtedness allocated to Tranche A, and their respective Tranche B Pro Rata Share of all Indebtedness allocated to Tranche B (in the order of priority as set forth in Section 2.3.2(b)), it being understood that all sums which would otherwise be due a Delinquent Lender under the Loan Documents (interest, principal, fees and all other amounts) shall be distributed to the Non-Delinquent Lenders (each Non-Delinquent Lender receiving its ratable share thereof) as follows: first all sums which constitute a payment of principal under the Loan shall be treated as a repayment of principal under the Tranche C Notes of the Non-Delinquent Lenders until the entire outstanding principal balance of the Tranche C Notes of the Non-Delinquent Lenders has been paid in full; next, all sums which constitute a payment of principal under the Loan shall be treated as a repayment of principal under the Tranche A Notes of the Non-Delinquent Lenders until the entire outstanding principal balance of the Tranche A Notes of the Non-Delinquent Lenders has been paid in full; next, all remaining sums which constitute a payment of principal under the Loan shall be treated as a repayment of principal under the Tranche B Note of the Non-Delinquent Lenders until the entire outstanding principal balance of the Tranche B Note of the Non-Delinquent Lenders has been paid in full; and next, all sums which constitute a payment of interest, fees, Charges or any other item under the Loan (other than a payment of principal) shall be treated as additional interest under the Loan and shall not be deemed to be a repayment of principal, provided that Agent shall deduct from amounts due (or, in the case of a Delinquent Lender, amounts that would otherwise be payable to such Delinquent Lender) a Lender in default under its obligations under Section 10.5, the amount owing by such Lender pursuant to said Section 10.5 and pay the amount so deducted to itself, the other Lenders, or such other party as is entitled to such amount, as applicable.”
6.    Priority and Application of Payments.
(a)    The first sentence of Section 2.3.2(b) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
“Subject to the terms and conditions of Section 2.3.2(c), Agent will distribute or cause to be distributed to each Lender in same day funds (if Agent is in receipt of immediately available funds prior to 11:00 a.m. in Dallas, Texas on a Business Day, otherwise, the next day Agent is open for business) in the following order: such Lender’s Tranche C Pro Rata Share of the payments of principal and interest made on the Tranche C Notes, such Lender’s Tranche A Pro Rata Share of the payments of principal and interest made on the Tranche A Notes, such Lender’s Tranche B Pro Rata Share of the payments of principal and interest made on the Tranche B Note, and its Pro Rata Share of the payments of other sums, in like funds for the account of such Lender (if Agent subsequently determines that it distributed to a Lender an amount in excess of that Lender’s Pro Rata Share, Tranche A Pro Rata Share, Tranche B Pro Rata Share or Tranche C Pro Rata Share, as applicable, of any payment, Agent shall so notify such Lender and such Lender shall promptly refund such excess); provided, however, that Agent shall have the right to deduct from amounts due a Lender in default under its obligations under Section 10.5 the amount owing by such Lender pursuant to said Section 10.5 (which shall include, without limitation, interest and other charges as described in the Loan Documents) and pay the amount so deducted to itself, the other Lenders, or such other party as is entitled to such amount, as applicable.”
(b)    Section 2.3.2(c) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:
“(c)    Except as provided in Section 10.16, (i) provided that no Event of Default exists, payments made on the Loan will be applied first to any unpaid Charges, second, proportionally, to the aggregate interest due on the Tranche C Notes, third, proportionally, to the aggregate interest due on the Tranche A Notes, fourth, proportionally, to the interest due on the Tranche B Note, fifth, proportionally, to the aggregate outstanding principal balance of the Tranche C Notes, the Tranche A Notes and the Tranche B Note, and sixth to the Minimum Interest Lookback Amount (if any) and the Exit Fee (if any), and (ii) so long as an Event of Default remains outstanding, payments made on the Loan will be applied first to any unpaid Charges, second to the aggregate interest due on the Tranche C Notes, third to the aggregate outstanding principal balance of the Tranche C Notes, fourth to the aggregate interest due on the Tranche A Notes, fifth to the aggregate outstanding principal balance of the Tranche A Notes, sixth, to the interest due on the Tranche B Note, seventh to the outstanding principal balance of the Tranche B Note, and eighth to the Minimum Interest Lookback Amount (if any) and the Exit Fee (if any). The foregoing notwithstanding, provided that no Event of Default exists, all principal payments other than required amortization payments hereunder will be applied first, proportionally, to the outstanding principal balance of the Tranche C Notes until paid in full, then to the outstanding principal amount of the Tranche A Notes until paid in full, and then to the outstanding principal amount of the Tranche B Note.”
7.    Ratification by Borrower. Borrower hereby (a) renews, ratifies and confirms the indebtedness evidenced by the Notes and the other Loan Documents, as modified hereby and by the Forbearance Agreement (the “Amended Loan Documents”); (b) acknowledges that the liens and security interests created and evidenced by the Mortgages and other Amended Loan Documents are valid, subsisting and enforceable in accordance with their terms, as modified hereby; (c) acknowledges and agrees that, as of the Effective Date, Borrower has no offsets, claims, counterclaims or defenses to the indebtedness evidenced by the Notes and the other Amended Loan Documents, as modified hereby, or otherwise with respect to the Loan as amended hereby or the Amended Loan Documents; (d) acknowledges and agrees that Borrower is, and shall remain, liable for the prompt and timely payment and performance of the indebtedness evidenced by the Notes and the other Amended Loan Documents, as modified hereby; and (e) agrees that the Amended Loan Documents are and remain in full force and effect, except as expressly modified hereby, and that the Amended Loan Documents continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject only to Insolvency Laws and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
8.    Reaffirmation of Guarantor Documents. Guarantors hereby ratify and affirm the Guaranty and Environmental Indemnity with respect to the Amended Loan Documents (collectively, the “Guarantor Documents”), and consent to and acknowledge this Amendment and reaffirm and acknowledge their liability to Lenders under the Guarantor Documents subject to the terms and conditions thereof and agree that the duties, liabilities and obligations under the Guarantor Documents shall not in any manner be impaired, discharged or released by this Amendment. Guarantors hereby represent and warrant that (i) the representations and warranties of Guarantors contained in the Guarantor Documents are, as of the Effective Date, true and correct and Guarantors do not know of any default thereunder, (ii) each of the Guarantor Documents continues to be the valid and binding obligations of Guarantors, enforceable in accordance with their respective terms, subject only to Insolvency Laws and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (iii) Guarantors have no offsets, claims, counterclaims or defenses to the enforcement of the rights and remedies of Lenders thereunder.
9.    Modification of other Loan Documents. All references in the other Loan Documents to the (a) “Loan” shall refer to Loan, as amended by this Amendment and (b) “Loan Agreement” shall mean the Loan Agreement as modified hereby.

10.    Continued Validity. Except as expressly provided in this Amendment, all terms, conditions, representations, warranties, and covenants contained in the Loan Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, confirmed and acknowledged by Borrower and Guarantors.
11.    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (i) Borrower is validly existing under the laws of the State of Delaware, and has the requisite power and authority to execute and deliver this Amendment, (ii) the execution and delivery of this Amendment has been duly authorized by all requisite action by or on behalf of Borrower, (iii) this Amendment has been duly executed and delivered on behalf of Borrower, and (iv) the execution, delivery and performance of this Amendment do not and will not violate or conflict with, result in a breach of or require any consent under the articles or certificate of incorporation, bylaws, partnership agreement, trust agreement or other organizational documents of Borrower, any applicable laws or any material agreement binding on Borrower or any of its property.
12.    No Waiver, etc. This Amendment does not affect or limit Agent’s and/or any Lenders’ rights or remedies in any way with respect to any existing or future act or omission (including any breach of the terms of this Amendment by Borrower) that may constitute a default by Borrower, or with respect to any Default or Event of Default resulting from prior or future acts or omissions by Borrower. This Amendment does not, and shall not be construed to, create any obligation by Agent, Lenders, or any of them, to forbear from any Default or Event of Default that may exist now or in the future under the Loan Agreement or the other Loan Documents. Agent expressly reserves, on behalf of itself and Lenders, all of, and does not modify or waive in any way any of, it’s or their rights and remedies under the Loan Agreement, the other Loan Documents, applicable law or otherwise and Agent, on behalf of itself and on behalf of Lenders, hereby reserves all of its and their rights and remedies under all of the Loan Documents and applicable law.
13.    Fees and Expenses. Borrower agrees to pay all reasonable fees and expenses incurred by Agent and Lenders in connection with the negotiation of this Amendment, and the transactions contemplated hereby, including, without limitation, fees and costs of third-party consultants, accountants or professionals retained by Agent and Lenders and reasonable attorneys’ fees and expenses.
14.    Construction. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with and governed by, the laws of the State of New York and any applicable laws of the United States of America. The following provisions of general application in the Loan Agreement apply to this Amendment and to the Loan Agreement, as amended by this Amendment: Sections 9.11 – 9.15, 9.18 – 9.22, and 9.34 – 9.38.
15.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and Lenders.

16.    Counterparts. This Amendment may be executed in several counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.
17.    Survival of Existing Defaults and Any Recorded Notices of Default. Borrower hereby acknowledges and agrees that the Existing Defaults have not been waived nor shall the entry into or performance of this Amendment by the Lenders, or the making of any Tranche C Loans by the Lenders, result in any such waiver. Borrower agrees that the Existing Defaults shall remain outstanding and enforceable Events of Default under the Loan Agreement unless and until waived in a subsequent writing by the Lenders. The Borrower further acknowledges and agrees that any recorded notices of default shall remain in full force and effect throughout the duration of the Forbearance Period (defined in the Forbearance Agreement) and thereafter.
18.    NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have duly executed this Amendment to be effective as of the date set forth in the first paragraph hereof.
BORROWER:
CALIFORNIA PROTON TREATMENT CENTER, LLC, a Delaware limited liability company
By:    _____/s/ Jeffrey L. Bordok___________________
Name:    _______Jeffrey L. Bordok___________________
Title:    _________Manager_________________

[signatures follow]

Signature Page to Third Amendment to Loan and Security Agreement and Other Loan Documents

AGENT AND LENDER:
ORIX CAPITAL MARKETS, LLC,
a Delaware limited liability company (as Agent & Lender)

By:        /s/ Scott Cronister
Name:        Scott C    ronister
Title:        Chief Operating Officer

[signatures follow]

LENDER:
VARIAN MEDICAL SYSTEMS INTERNATIONAL AG, a Swiss corporation (as Lender)
By:        /s/ John W. Kuo
Name:        John W. Kuo
Title:        Director

LENDER:

JPMORGAN CHASE BANK, N.A.,
a national banking association (as Lender)
By:        /s/ Neil R. Boylan
Name:        Neil R. Boylan
Title:        Managing Director

GUARANTOR:

/s/ Jeffrey L. Bordok
JEFFREY L. BORDOK

GUARANTOR:

/s/ JAMES THOMSON
JAMES THOMSON

EXHIBIT A
LEGAL DESCRIPTION OF THE PREMISES
Parcel A:
Parcel 2 of Parcel Map No. 20772, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, April 30, 2010 as Document No. 2010-0217240 of Official Records.
Parcel B:
Non-exclusive easements as created, limited and defined by Agreement and Grant of Easements recorded June 16, 2010 as Instrument No. 2010-0301541 of Official Records; as amended by First Amendment to Agreement and Grant of Easements dated July 11, 2011 between H. G. Fenton Property Company (which acquired title as H. G. Fenton Material Company) and California Proton Treatment Center, LLC, recorded July 28, 2011 as Document No. 2011¬0383980.
APN: 341-470-15-00

Signature Page to Third Amendment to Loan and Security Agreement and Other Loan Documents